Exhibit 10.8
FORM OF FIRST AMENDMENT TO THE
SEVERANCE AND CHANGE IN CONTROL AGREEMENT

This FIRST AMENDMENT TO THE SEVERANCE AND CHANGE IN CONTROL AGREEMENT (the “Amendment”) by and between EastGroup Properties, Inc., a Maryland corporation (the “Company”), and __________ (the “Executive”) is effective as of _________, 2025.

WHEREAS, the Company and the Executive Officer entered into a Severance and Change in Control Agreement dated as of ____________ (the “Severance Agreement”); and

WHEREAS, the Company and the Executive wish to amend certain provisions of the Severance Agreement.

NOW, THEREFORE, the parties, for good and valuable consideration and intending to be legally bound, agree as follows:

1.Section 2(j) of the Severance Agreement is hereby deleted in its entirety and replaced with the following:

“(j) “Protection Period” means the period beginning on the Change in Control Date and ending on the last day of the 24th-calendar month following the Change in Control Date.”

2.Section 3(b) of the Severance Agreement is hereby deleted in its entirety and replaced with the following:

“(b) A lump sum severance payment in an amount equal to the product of 2 times the Executive’s Average Annual Compensation as of the date of Termination, to be paid in cash on the 60th day after the date of Termination.”

3.Section 6(b) of the Severance Agreement is hereby deleted in its entirety and replaced with the following:

“(b) A lump sum severance payment in an amount equal to the product of 3 times the Executive’s Average Annual Compensation as of the Change in Control; and”

4.Section 6(d) of the Severance Agreement is hereby deleted in its entirety and replaced with the following:

“(d) The Company shall provide the Executive with life insurance coverage and health plan coverage substantially comparable to the coverage the Executive was receiving from the Company immediately before Termination of employment; the provision of such coverage will continue until the expiration of the 24-calendar month period following the date of the Termination of the Executive’s employment, or, if earlier, until the date on which the Executive becomes eligible for comparable coverage in connection with subsequent employment (the “Coverage Period”), subject to the following:”

Exhibit 10.8
5.Except as so amended, the Severance Agreement is in all other respects hereby confirmed, and defined terms used but not defined herein shall have the meanings set forth in the Severance Agreement.

6.This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

Exhibit 10.8
IN WITNESS WHEREOF, the Executive has set his or her hand to this Amendment, and the Company has caused this Amendment to be executed as of the day and year first above written.

EASTGROUP PROPERTIES, INC.

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

EXECUTIVE

___________________________
Name:
Address: